Exhibit 99.1

Investor Contact:

Charlotte McLaughlin

Vice President, Investor Relations

(404) 853-1456

investorrelations@acuityinc.com

Media Contact:

April Appling

Senior Vice President, Corporate Marketing and Communications

corporatecommunications@acuityinc.com

Acuity Positioned for Growth and Compounding Value

Rebrands and Introduces New Corporate Identity

ATLANTA, March 12, 2025 - Acuity Brands, Inc.’s (NYSE: AYI) corporate name is changing from Acuity Brands, Inc. to Acuity Inc. effective March 26, 2025. Acuity will continue to operate through two business segments, Acuity Brands Lighting (ABL) and Acuity Intelligent Spaces (AIS), formerly Intelligent Spaces Group (ISG). We will continue trading on the New York Stock Exchange under the ticker symbol “AYI”.

“Acuity is positioned for long term growth. We are innovators, disruptors and builders who are creating stakeholder value and compounding shareholder wealth,” said Neil Ashe, Chief Executive Officer. “We are using technology to solve problems, redefine industries and create impactful experiences that shape how people live, work and connect.”

At Acuity, being an innovator is not new. For over 50 years we’ve been known for our innovative solutions and for transforming the status quo. We led the LED digital evolution to change how people experience light. We transformed technology for building management. We reimagined how sound, video and control come together to deliver wow experiences.

Our values are at the core of who we are, guiding how we serve our customers, stakeholders and communities. Empowered by our Better.Smarter.Faster. operating system, we are reimagining the art of the possible, executing with agency and driving productivity to deliver meaningful outcomes.

“We are streamlining our branding hierarchy to align our business segments and promote a cohesive brand experience,” said April Appling, Senior Vice President of Corporate Marketing and Communications. “This new corporate identity reflects our evolution as a company and aligns with our strategy for growth. It’s an exciting time at Acuity. We are building something special here.”

You can visit our new corporate website at www.acuityinc.com and watch our video here.

About Acuity Inc.

Acuity Inc. (NYSE: AYI) is a market-leading industrial technology company. We use technology to solve problems in spaces, light and more things to come. Through our two business segments, Acuity Brands Lighting (ABL) and Acuity Intelligent Spaces (AIS), we design, manufacture, and bring to market products and services that make a valuable difference in people’s lives.

We achieve growth through the development of innovative new products and services, including lighting, lighting controls, building management solutions, and an audio, video and control platform. We focus on customer outcomes and drive growth and productivity to increase market share and deliver superior returns. We look to aggressively deploy capital to grow the business and to enter attractive new verticals.

Acuity Inc. is based in Atlanta, Georgia, with operations across North America, Europe and Asia. The Company is powered by approximately 13,000 dedicated and talented associates. Visit us at www.acuityinc.com

Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements include, but are not limited to, statements that describe or relate to the Company’s plans, initiatives, projections, vision, goals, targets, commitments, expectations, objectives, prospects, strategies, or financial outlook, and the assumptions underlying or relating thereto. In some cases, we may use words such as “expect,” “believe,” “intend,” “anticipate,” “estimate,” “forecast,” “indicate,” “project,” “predict,” “plan,” “may,” “will,” “could,” “should,” “would,” “potential,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances, to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Forward-looking statements are not guarantees of future performance. Our forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and are subject to known and unknown risks and uncertainties, assumptions, and other important factors, many of which are outside of our control and any of which could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties are discussed in our filings with the U.S. Securities and Exchange Commission, including our most recent annual report on Form 10-K (including, but not limited to, the sections titled “Risk

Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), quarterly reports on Form 10-Q, and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. This press release is not comprehensive, and for that reason, should be read in conjunction with such filings. You are cautioned not to place undue reliance on any forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, whether as a result of new information, future events, or otherwise.